Exhibit 10.13
SECOND AMENDMENT TO
EXPENSE SUPPORT AND CONDITIONAL REIMBURSEMENT AGREEMENT

This Second Amendment to the Expense Support and Conditional Reimbursement Agreement (this “Second Amendment”) is made as of March 23, 2017 by and between Griffin-Benefit Street Partners BDC Corp., a Maryland Corporation (the “Company”), and Griffin Capital BDC Advisor, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Company and the Adviser entered into that certain Expense Support and Conditional Reimbursement Agreement dated as of March 25, 2015 (the “Expense Support Agreement”), pursuant to which, among other things, the Adviser agreed to reimburse the Company for operating expenses in an amount sufficient to meet the Company’s Operating Expense Objective and/or Distribution Objective (as defined in the Expense Support Agreement) until March 25, 2016, or sooner as provided by the Expense Support Agreement;

WHEREAS, the parties amended the Expense Support Agreement on March 23, 2016 (the “First Amendment”) to, among other things, include certain additional conditions for reimbursement of expenses to the Adviser, and to extend the term of such agreement until March 23, 2017;

WHEREAS, Griffin Capital Company, LLC, the Adviser, and Benefit Street Partners L.L.C. (“Benefit Street”) entered into a letter agreement (the “Letter Agreement”), dated as of March 6, 2017, which Letter Agreement revises the economic terms between such parties;

WHEREAS, under the terms of the Letter Agreement, Benefit Street will no longer have any obligation to share in any of the Advisers expenses or distribution support payment obligations under the Expense Support Agreement;

WHEREAS, the Company and the Adviser have determined that it is appropriate and in the best interests of the Company to further amend the Expense Support Agreement as set forth herein;

NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1.	The Company and the Adviser hereby agree to extend the Expense Support Agreement for one additional year from the date hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be signed by their respective officers thereunto duly authorized, as of the day and year first above written.

GRIFFIN CAPITAL BDC ADVISOR, LLC

By:	/s/ Joseph E. Miller
Name:	Joseph E. Miller
Title:	Chief Financial Officer

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.

By:	/s/ David C. Rupert
Name:	David C. Rupert
Title:	Chief Executive Officer